EXHIBIT 24.1







            CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K into the Company's previously filed Registration Statement Files
No. 33-35050, No. 33-47172 and No. 33-59460.






Milwaukee, Wisconsin,
February 7, 1994.                       ARTHUR ANDERSEN & CO.

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